UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)
New Jersey (State or other jurisdiction of incorporation)	001-00973 (Commission File Number)	22-1212800 (I.R.S. Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [   ]

Item 8.01. Other Events

On May 2, 2018, Public Service Electric and Gas Company (“PSE&G”) commenced its program for the issuance from time to time of up to $2,500,000,000 principal amount of its Secured Medium-Term Notes, Series M (the “Series M Notes”) due 1 year to 30 years from the date of issuance. The Series M Notes will be secured as to payment of the principal thereof (exclusive of any premium) and interest thereon by $2,500,000,000 of PSE&G’s First and Refunding Mortgage Bonds, Medium-Term Notes Series M (the “Bonds”).

On May 4, 2018, PSE&G completed a public offering of $375.0 million aggregate principal amount of its 3.70% Secured Medium-Term Notes, Series M, due May 1, 2028 (the “2028 Notes”) and $325.0 million aggregate principal amount of its 4.05% Secured Medium-Term Notes, Series M, due May 1, 2048 (the “2048 Notes,” together with the 2028 Notes, the “Notes”). The Notes were offered and sold by PSE&G pursuant to a registration statement on Form S-3 (File No. 333-221639) (the “Registration Statement”) and the related Prospectus dated November 17, 2017, Prospectus Supplement dated May 2, 2018, and Pricing Supplements dated May 2, 2018.

In connection with the commencement of the program and the offering of the Notes, PSE&G is filing herewith the following exhibits:

●	Distribution Agreement, dated May 2, 2018 (the “Distribution Agreement”), among PSE&G and the agents named therein, relating to the Series M Notes, and
●	Opinion of Shawn P. Leyden, Vice President and Deputy General Counsel of PSEG Services Corporation, addressing the legality of the Bonds and the Notes,

each of which is incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

Exhibit 1	Distribution Agreement, dated May 2, 2018, among PSE&G and the agents named therein relating to the Series M Notes.

Exhibit 5	Opinion of Shawn P. Leyden, Vice President and Deputy General Counsel of PSEG Services Corporation, addressing the legality of the Bonds and the Notes.

Exhibit 23	Consent of Shawn P. Leyden, Vice President and Deputy General Counsel of PSEG Services Corporation (included in Exhibit 5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY (Registrant)
By:	/s/ Stuart J. Black
Stuart J. Black Vice President and Controller (Principal Accounting Officer)

Date: May 4, 2018

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